UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

____________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 21, 2022

Symbolic Logic, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-37706	04-2735766
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9800 Pyramid Ct., Suite 400, Englewood CO	80112
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (303) 802-1000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 8.01	Other Events

On October 21, 2022, the board of directors (the “Board”) of Symbolic Logic, Inc. (the “Company”) determined to effect a suspension of its reporting obligations under the Securities Exchange Act of 1934, as amended (“Exchange Act”). The Company expects to file a Form 15 with the Securities and Exchange Commission (“SEC”) in early January 2023, to commence the process of terminating the registration of its common stock, par value $0.001 per share (the “Common Stock”), under Section 12(g) of the Exchange Act and to suspend the Company’s obligations to file periodic reports with the SEC pursuant to Section 15(d) of the Exchange Act. The filing of a Form 15 immediately suspends the Company’s reporting obligations under Section 13(a) of the Exchange Act, including Form 10-K, 10-Q, and 8-K. However, the provisions of Section 14, Section 16, and Section 13(d) of the Exchange Act are still applicable to the Company and beneficial owners of its securities until the Form 15 becomes effective, 90 days after its filing.

The Board has determined that “going dark” is in the best interests of the Company and its stockholders as a result of the substantial cost savings from the elimination of accounting and other expenses relating to maintaining its status as a public reporting company, as well as the increased ability of management to focus on core business activities, among other things. In coming to this decision, the Board, among other factors, considered the advantages and disadvantages of being an Exchange Act reporting company, the number of stockholders and the relatively low level of trading in its Common Stock.

The Company anticipates that its Common Stock will continue to be quoted on the OTC Pink Market (where it is currently quoted) to the extent market makers continue to make a market in the Common Stock. No guarantee, however, can be made that a trading market in the Common Stock in any over-the-counter market will be maintained.

Forward-Looking Statements

This Current Report on Form 8-K contains certain forward-looking statements, including regarding (i) filing a Form 15 and the timing as it relates to such filing and (ii) the trading of shares of the Common Stock on the OTC Pink Market, that are based on assumptions and may describe future plans, strategies and expectations of the Company. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. They often include words like “believe,” “expect,” “anticipate,” “estimate” and “intend” or future or conditional verbs such as “will,” “would,” “should,” “could” or “may.” Certain factors that could cause actual results to differ materially from expected results include changes in the interest rate environment, changes in general economic conditions, legislative and regulatory changes that adversely affect the business of the Company, and changes in the securities markets. Except as required by law, the Company does not undertake any obligation to update any forward-looking statements to reflect changes in belief, expectations or events.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 27, 2022

SYMBOLIC LOGIC, INC.

By: /s/ Igor Volshteyn

Name: Igor Volshteyn

Title: Chief Executive Officer